SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS AND
SUMMARY PROSPECTUS
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Ultra Short-Term Municipal Income Fund (the “Fund”)

Effective June 1, 2020, the expense caps for Class A and Class C of the Fund are being lowered as follows:

The Manager has contractually committed through October 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.50% for Class A and 1.25% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

May 29, 2020	MIR050/P1101S2